Exhibit 99.B

EL PASO CORPORATION
Operating Statistics
First Quarter 2005

EL PASO CORPORATION

CONSOLIDATED STATEMENTS OF INCOME
(In millions, except per share amounts)
(UNAUDITED)

	Three Months Ended
	March 31,
	2005	2004
Operating revenues	$1,208	$1,557

Operating expenses
Cost of products and services	148	390
Operation and maintenance	389	401
Loss on long-lived assets	21	222
Western Energy Settlement	59	—
Depreciation, depletion and amortization	281	275
Taxes, other than income taxes	72	64

	970	1,352

Operating income	238	205

Equity earnings and other income	223	137

Earnings before interest expense, income taxes, and other charges	461	342

Interest and debt expense	350	423

Return on preferred interests of consolidated subsidiaries	6	6

Income (loss) before income taxes	105	(87)

Income taxes (benefits)	(3)	10

Income (loss) from continuing operations	108	(97)

Discontinued operations, net of income taxes	(2)	(109)

Net income (loss)	$106	$(206)

Diluted earnings (loss) per common share
Income (loss) from continuing operations	$0.17	$(0.15)
Discontinued operations, net of income taxes	—	(0.17)

Net income (loss) per common share	$0.17	$(0.32)

Diluted average common shares outstanding (000’s)	641,816	638,212

EL PASO CORPORATION

SEGMENT INFORMATION
(UNAUDITED)

	2005	2004
(In millions)	First	First	Second	Third	Fourth

Operating revenues
Pipeline Group	$768	$721	$617	$604	$709

Non-regulated Group
Production	439	446	430	400	459
Marketing and Trading	(175)	(159)	(141)	(120)	(88)
Power	77	207	236	181	171
Field Services	136	387	428	426	121
Other non-regulated (1)	27	43	28	31	28
Non-regulated eliminations (1)	(53)	(78)	(64)	(72)	(51)

Non-regulated Group Total	451	846	917	846	640
Corporate Group and eliminations (1)	(11)	(10)	(10)	(21)	15

Consolidated total	1,208	1,557	1,524	1,429	1,364

Depreciation, depletion and amortization
Pipeline Group	111	100	101	104	105

Non-regulated Group
Production	146	140	131	136	141
Marketing and Trading	1	3	3	4	3
Power	12	16	12	14	12
Field Services	2	3	4	3	2
Other non-regulated (1)	2	2	2	2	3

Non-regulated Group Total	163	164	152	159	161
Corporate Group and eliminations (1)	7	11	10	7	14

Consolidated total	281	275	263	270	280

Operating income (loss)
Pipeline Group	362	348	260	218	303

Non-regulated Group
Production	180	203	202	147	174
Marketing and Trading	(186)	(175)	(154)	(139)	(94)
Power	(38)	(188)	56	(48)	(228)
Field Services	11	10	7	(477)	(5)
Other non-regulated (1)	9	17	(1)	4	5

Non-regulated Group Total	(24)	(133)	110	(513)	(148)
Corporate Group and eliminations (1)	(100)	(10)	—	(60)	(169)

Consolidated total	238	205	370	(355)	(14)

Earnings (loss) before interest expense and income taxes (EBIT)
Pipeline Group	412	386	308	268	369

Non-regulated Group
Production	183	204	204	150	176
Marketing and Trading	(185)	(172)	(152)	(138)	(85)
Power	(50)	(139)	102	(7)	(525)
Field Services	191	36	27	61	(4)
Other non-regulated (1)	8	18	(4)	5	8

Non-regulated Group Total	147	(53)	177	71	(430)
Corporate Group and eliminations (1)	(98)	9	13	(62)	(201)

Consolidated total	$461	$342	$498	$277	$(262)

Total significant items impacting EBIT (2)	$(31)	$269	$39	$109	$666

(1)	Included in Corporate results in SEC filings

(2)	Refer to Schedule of Significant Items on page 18 for details.

EL PASO CORPORATION

CONSOLIDATED NET INCOME
(UNAUDITED)

	2005	2004
(In millions, except per share amounts)	First	First	Second	Third	Fourth

Operating revenues	$1,208	$1,557	$1,524	$1,429	$1,364
Operating expenses	970	1,352	1,154	1,784	1,378

Operating income (loss)	238	205	370	(355)	(14)

Equity earnings and other income (expense)	223	137	128	632	(248)

Earnings (loss) before interest expense, income taxes and other charges	461	342	498	277	(262)

Interest and debt expense	350	423	410	396	378
Return on preferred interests of consolidated subsidiaries	6	6	6	6	7

Income (loss) before income taxes	105	(87)	82	(125)	(647)

Income taxes (benefit)	(3)	10	37	77	(99)

Income (loss) from continuing operations	108	(97)	45	(202)	(548)
Discontinued operations, net of income taxes	(2)	(109)	(29)	(12)	4

Consolidated net income (loss)	$106	$(206)	$16	$(214)	$(544)

Diluted earnings (loss) per common share	$0.17	$(0.32)	$0.03	$(0.33)	$(0.85)

Diluted average common shares outstanding (000’s)	641,816	638,212	639,119	639,163	639,320

Pretax Significant Items impacting EBIT (1)	$(31)	$269	$39	$109	$666

(1)	Refer to Schedule of Significant Items on page 18 for details

EL PASO CORPORATION

CONSOLIDATED EARNINGS BEFORE INTEREST EXPENSE AND INCOME TAXES

(UNAUDITED)

	2005	2004
(In millions)	First	First	Second	Third	Fourth

Operating revenues
Pipeline Group	$768	$721	$617	$604	$709

Non-regulated Group
Production	439	446	430	400	459
Marketing and Trading	(175)	(159)	(141)	(120)	(88)
Power	77	207	236	181	171
Field Services	136	387	428	426	121
Other non-regulated (1)	27	43	28	31	28
Non-regulated eliminations (1)	(53)	(78)	(64)	(72)	(51)

Non-regulated Group Total	451	846	917	846	640

Corporate Group and eliminations (1)	(11)	(10)	(10)	(21)	15

Total	1,208	1,557	1,524	1,429	1,364

Operating expenses
Cost of products and services	148	390	435	390	148
Operation and maintenance	389	401	373	475	623
Loss on long-lived assets	21	222	17	582	271
Western Energy Settlement	59	—	—	—	—
Depreciation, depletion and amortization	281	275	263	270	280
Taxes, other than income taxes	72	64	66	67	56

Total	970	1,352	1,154	1,784	1,378

Consolidated operating income (loss)	238	205	370	(355)	(14)

Equity earnings and other income (expense)	223	137	128	632	(248)

Earnings (loss) before interest expense and income taxes	$461	$342	$498	$277	$(262)

(1)	Included in Corporate results in SEC filings

PIPELINE GROUP

EARNINGS BEFORE INTEREST EXPENSE AND INCOME TAXES

(Excludes Intrasegment Transactions)

	2005	2004
(In millions)	First	First	Second	Third	Fourth

Operating revenues	$768	$721	$617	$604	$709

Operating expenses
Operation and maintenance	259	234	219	244	271
Gain on long-lived assets	(7)	(1)	—	—	—
Depreciation, depletion and amortization	111	100	101	104	105
Taxes, other than income taxes	43	40	37	38	30

Total	406	373	357	386	406

Operating income	362	348	260	218	303

Equity earnings and other income	50	38	48	50	66

Earnings before interest expense and income taxes (EBIT)	$412	$386	$308	$268	$369

Significant items:
Operating expenses	$—	$4	$1	$—	$(1)
Equity earnings and other income	—	—	—	(4)	(15)

Total Significant Items	$—	$4	$1	$(4)	$(16)

PIPELINE GROUP

THROUGHPUT
(Excludes Intrasegment Volumes)
(BBtu/d)

	2005	2004
	First	First	Second	Third	Fourth

Tennessee Gas Pipeline	5,026	5,385	4,321	3,858	4,322
American Natural Resources	4,947	4,946	3,838	3,577	3,914
Southern Natural Gas	2,243	2,589	2,035	1,984	2,046
El Paso Natural Gas (1)	4,055	3,981	4,152	4,432	4,371
Colorado Interstate Gas (2)	3,406	2,824	2,720	2,678	2,957
El Paso Gas Transmission Mexico, S. de R.L.	50	50	50	50	50

Total	19,727	19,775	17,116	16,579	17,660

Equity Investments (Ownership Percentage)
Citrus (50%)	952	921	1,029	1,119	959
Great Lakes (50%)	1,223	1,131	1,096	1,079	1,094
Samalayuca & Gloria a Dios (50%)	209	208	219	228	210
San Fernando (50%)	475	475	475	475	475

Total	2,859	2,735	2,819	2,901	2,738

Total throughput	22,586	22,510	19,935	19,480	20,398

(1)	Including Mojave Pipeline Company (MPC)

(2)	Including Wyoming Interstate Company (WIC) and Cheyenne Plains Gas Pipeline (CPG)

NON-REGULATED GROUP

EARNINGS BEFORE INTEREST EXPENSE AND INCOME TAXES
(Excludes Intrasegment Transactions)

	2005	2004
(In millions)	First	First	Second	Third	Fourth

Operating revenues
Production	$439	$446	$430	$400	$459
Marketing and Trading	(175)	(159)	(141)	(120)	(88)
Power	77	207	236	181	171
Field Services	136	387	428	426	121
Other non-regulated (1)	27	43	28	31	28
Non-regulated eliminations(1)	(53)	(78)	(64)	(72)	(51)

Total	451	846	917	846	640

Operating expenses
Cost of products and services	102	346	398	361	109
Operation and maintenance	155	222	208	231	236
Loss on long-lived assets	28	226	22	582	271
Depreciation, depletion and amortization	163	164	152	159	161
Taxes, other than income taxes	27	21	27	26	11

Total	475	979	807	1,359	788

Operating income (loss)	(24)	(133)	110	(513)	(148)

Equity earnings and other income (expense)	171	80	67	584	(282)

Earnings (loss) before interest expense and income taxes (EBIT)	$147	$(53)	$177	$71	$(430)

Significant items:
Operating expenses	$28	$241	$24	$585	$273
Equity earnings and other income	(119)	19	16	(502)	356

Total Significant Items	$(91)	$260	$40	$83	$629

(1)	Included in Corporate results in SEC filings

PRODUCTION

EARNINGS BEFORE INTEREST EXPENSE AND INCOME TAXES
(Excludes Intrasegment Transactions)

	2005	2004
(In millions)	First	First	Second	Third	Fourth

Operating revenues
Natural gas	$353	$368	$363	$325	$372
Oil, condensate and natural gas liquids (NGL)	85	77	66	75	87
Other	1	1	1	—	—

Total operating revenues	439	446	430	400	459

Transportation and net product costs (1)	(13)	(14)	(13)	(13)	(14)

Total operating margin	426	432	417	387	445

Operating expenses
Depreciation, depletion and amortization	146	140	131	136	141
Production costs (2)	55	42	44	58	66
Other charges (3)	—	9	2	1	10
General and administrative expenses	41	36	37	47	53
Taxes, other than production and income taxes	4	2	1	(2)	1

Total	246	229	215	240	271

Operating income	180	203	202	147	174

Equity earnings and other income	3	1	2	3	2

Earnings before interest expense and income taxes (EBIT)	$183	$204	$204	$150	$176

Significant items:
Operating expenses	$—	$9	$2	$1	$10

Total Significant items	$—	$9	$2	$1	$10

(1)	Amounts are included in operating expenses on our consolidated statement of income

(2)	Production costs include lease operating costs and production related taxes (including ad valorem and severance taxes)

(3)	Other charges include restructuring costs and asset impairments

PRODUCTION

SALES VOLUMES, REALIZED PRICES AND COSTS PER UNIT

	2005	2004
	First	First	Second	Third	Fourth

Natural Gas Sales Volumes from Continuing Operations (MMcf)
Onshore	20,324	18,784	18,504	20,204	20,143
Offshore	14,754	24,574	19,502	15,810	14,830
Texas Gulf Coast	16,758	22,341	23,529	20,616	19,172
International	4,322	—	—	2,652	4,196

Total Natural Gas Sales Volumes from Continuing Operations	56,158	65,699	61,535	59,282	58,341

Total Natural Gas Sales Volumes from Discontinued Operations (2)	445	4,694	101	46	429

Total Natural Gas Sales Volumes	56,603	70,393	61,636	59,328	58,770

Oil, Condensate and NGL Sales Volumes from Continuing Operations (MBbls)
Onshore	322	268	299	288	301
Offshore	1,028	1,493	909	1,007	981
Texas Gulf Coast	621	949	729	583	691
International	165	—	—	135	185

Total Oil, Condensate and NGL Sales Volumes from Continuing Operations	2,136	2,710	1,937	2,013	2,158

Total Oil, Condensate and NGL Sales Volumes from Discontinued Operations (2)	—	58	—	—	—

Total Oil, Condensate and NGL Sales Volumes	2,136	2,768	1,937	2,013	2,158

Equivalent Sales Volumes from Continuing Operations (MMcfe)
Onshore	22,256	20,392	20,298	21,933	21,948
Offshore	20,923	33,532	24,956	21,845	20,718
Texas Gulf Coast	20,484	28,034	27,903	24,117	23,318
International	5,313	—	—	3,464	5,308

Total Equivalent Sales Volumes from Continuing Operations	68,976	81,958	73,157	71,359	71,292

Total Equivalent Sales Volumes from Discontinued Operations (2)	445	5,043	101	46	429

Total Equivalent Sales Volumes	69,421	87,001	73,258	71,405	71,721

Weighted Average Realized Prices (1)
Natural gas including hedges ($/Mcf)	$6.10	$5.46	$5.76	$5.30	$6.18
Natural gas excluding hedges ($/Mcf)	$5.53	$5.54	$5.81	$5.35	$6.28
Oil, condensate and NGL including hedges ($/Bbl)	$39.11	$27.32	$32.57	$36.32	$39.44
Oil, condensate and NGL excluding hedges ($/Bbl)	$39.45	$27.31	$32.57	$36.44	$39.89

Production cost
Average lease operating cost ($/Mcfe)	$0.61	$0.49	$0.51	$0.67	$0.74
Average production taxes ($/Mcfe)	$0.19	$0.03	$0.09	$0.14	$0.19

Total production cost ($/Mcfe)	$0.80	$0.52	$0.60	$0.81	$0.93

Average general and administrative cost ($/Mcfe)	$0.59	$0.44	$0.51	$0.65	$0.75

Unit of production depletion cost ($/Mcfe)	$2.00	$1.58	$1.64	$1.75	$1.81

(1)	Prices are stated after transportation costs

(2)	Includes Canada and Hungary

MARKETING AND TRADING

EARNINGS BEFORE INTEREST EXPENSE AND INCOME TAXES
(Excludes Intersegment Transactions)

	2005	2004
(In millions)	First	First	Second	Third	Fourth

Gross margin and other revenue	$(175)	$(159)	$(141)	$(120)	$(88)

Operating expenses
Operation and maintenance	10	13	10	15	15
Depreciation, depletion and amortization	1	3	3	4	3
Taxes, other than income taxes	—	—	—	—	(12)

Total	11	16	13	19	6

Operating loss	(186)	(175)	(154)	(139)	(94)

Equity earnings and other income	1	3	2	1	9

Earnings (loss) before interest expense and income taxes (EBIT)	$(185)	$(172)	$(152)	$(138)	$(85)

Significant items:
Operating expenses	$—	$2	$—	$—	$—

Total Significant Items	$—	$2	$—	$—	$—

MARKETING AND TRADING

OPERATING DATA

	2005	2004
	First	First	Second	Third	Fourth

Price Risk Management Statistics
Forward Trading Book (in millions)	$46	$(525)	$(626)	$(752)	$(61)

Average VAR (in millions) (1)	$20	$33	$31	$35	$51

Physical Gas Delivery (BBtu/d)	1,534	2,073	1,735	1,793	1,724
Physical Power Sales (MMWh)	15,096	23,493	22,652	27,346	21,982
Financial Settlements (BBtue/d)	8,081	25,033	18,804	17,952	17,072

Analysis of Price Risk Management Activities and Forward Book

Mar 31, 2005
Trading Portfolio Value at Risk:	(In millions)
One Day VAR-95% Confidence Level at 3/31/05	$30
Average VAR-95% Confidence Level during 2005	$20
High VAR-95% Confidence Level during 2005	$30
Low VAR-95% Confidence Level during 2005	$12

	March 31, 2005
	Forward	Return of Cash	Total Cash
	Trading Book	Collateral (2)	Expectations (3)
	(In millions)
Risk Management Assets and Liabilities
Mark to Market Value and Cash Liquidation
2005	$18	$91	$109
2006	15	(10)	5
2007	16	(42)	(26)
2008	23	(35)	(12)
2009	9	(28)	(19)
Remainder	(35)	(8)	(43)

Total	$46	$(32)	$14

(1)	Average VAR was calculated using the historical simulation methodology at a 95% confidence level.

(2)	Return of cash collateral includes margin posted against our production hedge payables that are included in production segment’s non-trading book.

(3)	Estimated present value of our expected settlements of accrual positions through 2028, assuming a reasonable utilization of transportation and storage capacity, were $(264) million at March 31, 2005.

POWER

EARNINGS BEFORE INTEREST EXPENSE AND INCOME TAXES
(Excludes Intersegment Transactions)

	2005	2004
(In millions)	First	First	Second	Third	Fourth

Gross margin and other revenue	$59	$160	$194	$155	$134

Operating expenses
Operation and maintenance	51	97	97	102	78
Loss on long-lived assets	27	224	16	77	266
Depreciation, depletion and amortization	12	16	12	14	12
Taxes, other than income taxes	7	11	13	10	6

Total	97	348	138	203	362

Operating income (loss)	(38)	(188)	56	(48)	(228)

Equity earnings and other income (expense)	(12)	49	46	41	(297)

Earnings (loss) before interest expense and income taxes (EBIT)	$(50)	$(139)	$102	$(7)	$(525)

Significant items:
Operating expenses	$27	$227	$15	$80	$266
Equity earnings and other income	61	18	15	11	346

Total Significant Items	$88	$245	$30	$91	$612

EBIT
Domestic power	$12	$(73)	$41	$(33)	$(392)
International power	(41)	(54)	70	42	(117)
Power G&A	(21)	(12)	(9)	(16)	(16)

Total Power	$(50)	$(139)	$102	$(7)	$(525)

POWER

OPERATING DATA

	2005	2004
	First	First	Second	Third	Fourth

Price Risk Management Statistics
Forward Non-trading Book (in millions)	$65	$1,823	$946	$905	$665

Asset Statistics
Power Assets Capacity (Net Megawatts Owned)
Domestic	1,022	3,982	3,715	1,950	1,341
International	4,403	4,446	4,446	4,456	4,487

Total	5,425	8,428	8,161	6,406	5,828

Power Generation Volumes (MMWh) — for consolidated plants only	499	1,512	1,593	1,810	1,339

FIELD SERVICES

EARNINGS BEFORE INTEREST EXPENSE AND INCOME TAXES
(Excludes Intersegment Transactions)

	2005	2004
(In millions)	First	First	Second	Third	Fourth

Gross margins
Gathering	$—	$2	$2	$2	$1
Processing	19	38	35	46	22
NGL business	1	5	7	4	2
Other	—	—	—	1	(2)

Total	20	45	44	53	23

Operating expenses
Operation and maintenance	5	27	24	19	32
(Gain) loss on long-lived assets	1	2	6	506	(6)
Depreciation, depletion and amortization	2	3	4	3	2
Taxes, other than income taxes	1	3	3	2	—

Total	9	35	37	530	28

Operating income (loss)	11	10	7	(477)	(5)

Equity earnings and other income	180	26	20	538	1

Earnings (loss) before interest expense and income taxes (EBIT)	$191	$36	$27	$61	$(4)

Significant items:
Operating expenses	$1	$3	$7	$505	$(6)
Equity earnings and other income	(180)	1	1	(513)	10

Total Significant Items	$(179)	$4	$8	$(8)	$4

Equity earnings from GulfTerra Energy Partners, L.P. (1)	$—	$34	$29	$31	$6

Cash Distributions from GulfTerra Energy Partners, L.P.
Common unit ownership	$—	$7	$7	$7	$5
Series C unit ownership	—	8	8	8	—
General partner ownership	—	21	22	22	2

Total	$—	$36	$37	$37	$7

(1)	In September 2004, in connection with the closing of the merger between GulfTerra and Enterprise, we completed the sale of substantially all of our interests in GulfTerra, as well as nine processing plants located in South Texas to affiliates of Enterprise. The GulfTerra interests sold were our interest in the general partner of GulfTerra, 10.9 million Series C units and 2.9 million GulfTerra common units. Our total gross cash proceeds from the sales were approximately $1.03 billion. In addition to the cash proceeds, we received a 9.9 percent interest in the general partner of the combined organization, Enterprise Products GP, LLC. Our remaining GulfTerra common units were exchanged for approximately 13.5 million common units in Enterprise as a result of the merger. As of December 31, 2004, we had approximately $257 million of investments in unconsolidated affiliates on our balance sheet related to Enterprise. We sold our remaining interests to Enterprise in January 2005.

FIELD SERVICES

VOLUMES AND RATES
(Exclude Intersegment Volumes)

	2005	2004
	First	First	Second	Third	Fourth

Gathering volumes remaining assets (BBtu/d)	15	134	141	142	143
Gathering volumes from sold assets (1)	28	52	110	81	11

Total Gathering volumes (BBtu/d)	43	186	251	223	154

Weighted average gathering rates ($/MMBtu)	$0.03	$0.12	$0.11	$0.09	$0.07

Processing volumes remaining assets (Inlet BBtu/d)	1,583	1,814	1,765	1,819	1,568
Processing volumes from assets sold (2)	26	1,429	1,370	1,363	—

Total processing volumes (Inlet BBtu/d)	1,609	3,243	3,135	3,182	1,568

Weighted average processing margins ($/MMBtu)	$0.13	$0.13	$0.12	$0.16	$0.14

Total NGL production (Bbl/d) (3)	37,963	118,302	116,764	112,694	42,313

(1)	Including Brushy Creek sold in the third quarter 2004, Shelby sold retroactive to third quarter 2004, and Indian Springs Gathering sold in first quarter 2005.

(2)	Including primarily Matagorda and the South Texas Plants sold in third quarter 2004, and Indian Springs Processing sold in first quarter 2005.

(3)	Including South Texas assets sold in the third quarter 2004, thus reducing gallons available for sale and lower volumes from our remaining assets.

OTHER NON-REGULATED (1)

EARNINGS BEFORE INTEREST EXPENSE AND INCOME TAXES
(Excludes Intersegment Transactions)

	2005	2004
(In millions)	First	First	Second	Third	Fourth

Gross margin and other revenue	$19	$30	$14	$17	$17

Operating expenses
Operation and maintenance	5	8	9	6	4
(Gain) loss on long-lived assets	—	—	—	(1)	3
Depreciation, depletion and amortization	2	2	2	2	3
Taxes, other than income taxes	3	3	4	6	2

Total	10	13	15	13	12

Operating income (loss)	9	17	(1)	4	5

Equity earnings and other income (expense)	(1)	1	(3)	1	3

Earnings (loss) before interest expense and income taxes (EBIT)	$8	$18	$(4)	$5	$8

Significant items:
Operating expenses	$—	$—	$—	$(1)	$3

Total Significant Items	$—	$—	$—	$(1)	$3

EBIT
Global Networks (Telecom)	$—	$(2)	$(6)	$—	$7
LNG	—	—	(2)	—	(3)
EnCap	4	15	—	2	—
Petroleum Markets Other	4	5	4	3	4

Total EBIT	$8	$18	$(4)	$5	$8

(1)	Included in Corporate results in SEC filings

EL PASO CORPORATION

SCHEDULE OF SIGNIFICANT ITEMS
(UNAUDITED)

	2005	2004
(In millions)	First	First	Second	Third	Fourth

Restructuring costs
Employee severance, retention and transition costs	$1	$27	$6	$2	$3
Facility closures	—	—	—	30	50

Total restructuring costs	1	27	6	32	53

Impairments and net (gain) loss on sale of long-lived assets
Long-lived assets impairment	28	230	23	576	279
Long-lived assets net (gain) loss on sales	—	(7)	(6)	5	(8)

Total (gain) loss on long-lived assets	28	223	17	581	271

Impairments and net (gain) loss on sale of investments
Equity investments impairment	85	18	19	14	346
Equity investments net (gain) loss on sales	(204)	1	(1)	(520)	(6)
Cost basis investments impairment	—	—	(2)	2	2

Total (gain) loss on investments	(119)	19	16	(504)	342

Western Energy Settlement	59	—	—	—	—

Total significant items impacting EBIT	$(31)	$269	$39	$109	$666

Significant Items impacting EBIT by segment:
Pipeline Group	$—	$4	$1	$(4)	$(16)
Production	—	9	2	1	10
Marketing and Trading	—	2	—	—	—
Power	88	245	30	91	612
Field Services	(179)	4	8	(8)	4
Other non-regulated	—	—	—	(1)	3
Corporate (see below)	60	5	(2)	30	53

Total significant items impacting EBIT	$(31)	$269	$39	$109	$666

Corporate
Significant items:
Operating expenses	$1	$5	$(2)	$30	$50
Western Energy Settlement	59	—	—	—	—
Equity earnings and other income	—	—	—	—	3

Total Significant Items	$60	$5	$(2)	$30	$53